                                                               EXHIBIT 10.11(ii)

NT CONFIDENTIAL

        [INDICATED PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND FILED
       SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                     A REQUEST FOR CONFIDENTIAL TREATMENT]

                                    SCHEDULE
                            TERRITORY LICENSE NO. [6]


    QUICK REFERENCE TITLE: [Super Region Route Guidance Application (NA & EU)]


Pursuant to ARTICLE 4 of the Data License Agreement between NT and LICENSEE dated as of the Effective Date identified therein and reiterated below ("Agreement"), NT (acting also on behalf of its subsidiary Navigation Technologies B.V., collectively "NT") and LICENSEE hereby agree to the following additional terms and conditions which, upon the execution of this Schedule, shall become a Territory License under the Agreement.

I.   Parties & Term.


     LICENSEE: [Harman International Industries, Incorporated]


     Effective Date of Agreement: [redacted]


     Effective Date of Territory License: [redacted]


     Expiration Date of Territory License: [redacted]

II. Licensed Territory (check applicable geographic areas, each a separate "Licensed Territory").


     [X] US/Canada (the United States of America, excluding its territories and possessions; and the provinces of Canada)

     [X] Western Europe (Andorra, Austria, Benelux, Denmark, Eire, Finland, France, Germany, Italy, Liechtenstein, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Vatican City)

III. Licensed NAVTECH Data.  [Detailed City/Inter-Town Data with NT Traffic
          Codes]

     A. Content: Detailed City/Inter-Town Data. Subject to ARTICLE 7 of the Agreement, the NAVTECH Data licensed hereunder is the Detailed City/Inter-Town Data with NT Traffic Codes, certain portions of which consist of the data elements specified in Exhibit A hereto for the Detailed City Data and certain portions of which may consist of the data elements specified in Exhibit A for the Inter-Town Data. The NAVTECH Data does not include any data consisting of data elements beyond or different from those specified in Exhibit A. [redacted].

     B. Form of Delivery: The NAVTECH Data delivered by NT to LICENSEE hereunder shall be separated into files corresponding to either NT's then-existing standard data coverage areas ("DCAs") pertaining to the Licensed [redacted]. The NAVTECH Data files will be provided in GDF format, [redacted].

     C.   Quality: [redacted].

IV. Application. Super Region Route Guidance Application, as defined in Exhibit B hereto.


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NT CONFIDENTIAL

V. Use Rights: Pursuant to Section 4.1 of the Agreement, LICENSEE's Use Rights are limited to:

     A. using NAVTECH Data in LICENSEE's internal operations for the purpose of [redacted]

     B.   [redacted]

[redacted] compiling all or any portion of the NAVTECH Data ("Compiled NAVTECH
           Data") [redacted] producing Copies of the Compiled NAVTECH Data [redacted]

     D.   distributing, [redacted], such Super Region Copies [redacted]; and

     E.   [redacted]

VI. License Fees to NT. LICENSEE shall pay NT license fees in the amounts and on the due dates set forth in Exhibit C hereto.

[redacted]

VIII.  [redacted]

IX. Currency. Amounts due to NT hereunder relating to NAVTECH Data for US/Canada are stated in, and shall be paid to NT in, U.S. Dollars. Amounts due to NT hereunder relating to NAVTECH Data for Western Europe are stated in, and shall be paid to NT in, Euros.

X.   End-User Terms. Attached as Exhibit D.

XI.  Special Provisions.

     A. Reporting. The License Fee Report required under Section 5.8 of the Agreement shall be in the form of, and contain the information specified in, Exhibit E attached hereto.

     B.   Use of Certain Traffic Codes in Western Europe.

          1.   General Restrictions Applicable to Traffic Codes. [redacted]

          2. Display of Third Party Rights Legend for Belgium. LICENSEE shall, for each distribution of information that uses


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NT CONFIDENTIAL

               Traffic Codes for Belgium, provide the following notice to the End-User: "Traffic Information is provided by the Ministerie van de Vlaamse Gemeenschap and the Ministerie de l'Equipement et des Transports."

     C.   [redacted]

     D.   [redacted]

     E. Distribution Services. See Distribution Services Addendum entered into concurrently herewith.






NAVIGATION TECHNOLOGIES CORPORATION         HARMAN INTERNATIONAL INDUSTRIES,
                                            INCORPORATED

/s/ Lawrence M. Kaplan                      /s/ E.C. Summers
---------------------------------           ---------------------------------
Signature                                   Signature

Lawrence M. Kaplan                          E.C. Summers
---------------------------------           ---------------------------------
Name                                        Name

Vice President & General Counsel            Vice President
---------------------------------           ---------------------------------
Title                                       Title


NAVIGATION TECHNOLOGIES B.V.

/s/ C.L. Peters
---------------------------------
Signature

C.L. Peters
---------------------------------
Name

Vice President Finance, Europe
---------------------------------
Title




                                                                          Page 3
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NT CONFIDENTIAL

                                    EXHIBIT A
                       NAVTECH DATA CONTENT SPECIFICATION
                              (WITH TRAFFIC CODES)

The Data set forth below consists of the listed Features and Attributes.*

I.   DETAILED CITY DATA

FEATURE 1:      NAMED AND CERTAIN UNNAMED ROADS, WALKWAYS AND FERRY CONNECTIONS
Attributes 1:   [redacted]

FEATURE 2:      COUNTRY REFERENCE
Attributes 2:   [redacted]

FEATURE 3:  CERTAIN WATER FEATURES (REPRESENTED AS POLYGONS)

FEATURE 4:  CERTAIN WATER FEATURES (REPRESENTED AS LINES)

FEATURE 5:  CERTAIN LAND USE FEATURES (REPRESENTED AS POLYGONS)

FEATURE 6:  CERTAIN RAILROAD FEATURES (REPRESENTED AS LINES)

FEATURE 7:  CERTAIN ADMINISTRATIVE AREAS (REPRESENTED AS POLYGONS)




-----------------------------

* References herein to geographic areas (e.g. "North America," "Europe," "Canada") are applicable only to Territory Licenses where such geographic areas (or portions thereof) are included in the Licensed Territory.



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NT CONFIDENTIAL


FEATURE 8:  CERTAIN ADMINISTRATIVE AREAS (REPRESENTED AS LINES)

FEATURE 9:  CERTAIN POINTS OF INTEREST IN THE FOLLOWING CATEGORIES:

            [redacted]

Attributes 9: [redacted]


















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NT CONFIDENTIAL

              [redacted]

II.  INTER-TOWN DATA

FEATURE 1:   CERTAIN NAMED AND UNNAMED ROADS AND FERRY CONNECTIONS BETWEEN NAMED
             PLACE POIS
Attributes 1: [redacted]

FEATURE 2:   COUNTRY REFERENCE
Attributes 2: [redacted]

FEATURE 3:   CERTAIN WATER FEATURES (REPRESENTED AS POLYGONS)

FEATURE 4:   CERTAIN WATER FEATURES (REPRESENTED AS LINES)

FEATURE 5:   CERTAIN LAND USE FEATURES (REPRESENTED AS POLYGONS)

FEATURE 6:   CERTAIN RAILROAD FEATURES (REPRESENTED AS LINES)

FEATURE 7:   CERTAIN ADMINISTRATIVE AREAS (REPRESENTED AS POLYGONS)

FEATURE 8:   CERTAIN ADMINISTRATIVE AREAS (REPRESENTED AS LINES)

FEATURE 9:   CERTAIN POINTS OF INTEREST IN THE FOLLOWING CATEGORIES:

             [redacted]





                                                                          Page 6
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NT CONFIDENTIAL

               [redacted]

Attributes 9:  [redacted]















                                                                          Page 7
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NT CONFIDENTIAL



                                    EXHIBIT B
                                   APPLICATION

Subject to Restrictions (1) - (4) below, "SUPER REGION ROUTE GUIDANCE APPLICATION" means [redacted]

     DEFINITIONS

     [redacted]

Restrictions

     [redacted]






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NT CONFIDENTIAL


                                    EXHIBIT C
                                  LICENSE FEES

I.   License Fees.

     [redacted]

     B.   Definitions.

          [redacted]

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NT CONFIDENTIAL

          [redacted]


II.  Due Dates. [redacted]

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NT CONFIDENTIAL

                                    EXHIBIT D

                                 END-USER TERMS


The data ("Data") is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [LICENSEE] ("[LICENSEE]") and its licensors (including their licensors and suppliers) on the other hand.

(C)200X Navigation Technologies Corporation [Insert "Navigation Technologies B.V. where European NAVTECH Data is used][Also insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: (C) Her Majesty the Queen in Right of Canada,
(C) Queen's Printer for Ontario.


                              TERMS AND CONDITIONS

Personal Use Only. You agree to use this Data together with [insert name of LICENSEE's authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.


Restrictions. Except where you have been specifically licensed to do so by [LICENSEE], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.


No Warranty. This Data is provided to you "as is," and you agree to use it at your own risk. [LICENSEE] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.


Disclaimer of Warranty: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR
NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.


Disclaimer of Liability: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.


Disclaimer of Endorsement: Reference to any products, services, processes, hypertext links to third parties or other Data by trade name, trademark, manufacturer, supplier or otherwise does not necessarily constitute or imply its endorsement, sponsorship or recommendation by [LICENSEE] or its licensors. Product and service information are the sole responsibility of each individual vendor. The Navigation Technologies name and logo, the NAVTECH and NAVTECH ON BOARD trademarks and logos, and other trademarks and trade names owned by Navigation Technologies Corporation may not be used in any commercial manner without the prior written consent of Navigation Technologies.


Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.


Indemnity. You agree to indemnify, defend and hold [LICENSEE] and its licensors (including their respective licensors, suppliers, assignees, subsidiaries, affiliated companies, and the respective officers, directors, employees, shareholders, agents and representatives of each of them) free and harmless from and against any liability, loss, injury (including injuries resulting in death), demand, action, cost, expense, or claim of any kind or character, including but not limited to attorney's fees, arising out of or in connection with any use or possession by you of this Data.

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NT CONFIDENTIAL

Entire Agreement. These terms and conditions constitute the entire agreement between [LICENSEE] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.


Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert "Netherlands" where European NAVTECH Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of Illinois [insert "The Netherlands" where European NAVTECH Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.


Government End Users. If the NAVTECH Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, (i) for acquisitions conducted by the Department of Defense, the NAVTECH Data is licensed with "Limited Rights" in accordance with the rights set forth at DFARS 252.227-7013(b)(3), TECHNICAL DATA-NONCOMMERCIAL ITEMS, and NAVTECH Data delivered or otherwise furnished with "Limited Rights" shall be marked with the following "Limited Rights Notice" set forth at DFARS 252.227-7013(f)(3), and shall be treated in accordance with such Notice:

--------------------------------------------------------------------------------
                                 LIMITED RIGHTS

            CONTRACT NO.: ___________________________________________

  CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: Navigation Technologies Corporation
     CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza,
                       Suite 900, Chicago, Illinois 60654

     The Government's rights to use, modify, reproduce, release, perform, display, or disclose this technical data are restricted by paragraph (b)(3) of the Rights in Technical Data-Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

--------------------------------------------------------------------------------

and; (ii) for civilian agency acquisitions, the NAVTECH Data is licensed in accordance with the rights set forth at FAR 52.227-14(g)(1), RIGHTS IN DATA-GENERAL (Protection of limited rights data and computer software). In the event that the Contracting Officer requires the delivery of limited rights NAVTECH Data that has been withheld or would otherwise be withholdable in accordance with FAR 52.227-14(g)(1), the NAVTECH Data is licensed with "Limited Rights" as set forth in the following "Limited Rights Notice" at FAR 52.227-14(g)(2) (Alternate II), which shall be affixed to the NAVTECH Data and the NAVTECH Data shall be treated in accordance with such Notice (which shall be marked on any reproduction of these data, in whole or in part):


--------------------------------------------------------------------------------
                        LIMITED RIGHTS NOTICE (JUN 1987)

     These data are submitted with limited rights under Government Contract No. _____ (and subcontract ______, if appropriate). These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any, provided that the Government makes such disclosure subject to prohibition against further use and disclosure: There are no additional purposes permitting disclosure of such Data.


     The manufacturer/supplier of the Data is Navigation Technologies Corporation222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654.

--------------------------------------------------------------------------------


If the Contracting Officer refuses to use either of the licenses provided in (i) or (ii), herein, the Contracting Officer must notify Navigation Technologies Corporation prior to seeking additional or alternative rights in the NAVTECH Data.

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NT CONFIDENTIAL


                                    EXHIBIT E
                               LICENSE FEE REPORT


                                   [redacted]

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NT CONFIDENTIAL

                                    EXHIBIT F




                                   [redacted]

--------------

                                   [redacted]

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NT CONFIDENTIAL




                                   [redacted]